UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported)     January  18,  2007

                             PAYMENT  DATA  SYSTEMS,  INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                    000-30152                 98-0190072
(State  or  other  jurisdiction     (Commission               (IRS  Employer
      of  incorporation)            File  Number)           Identification  No.)

  12500  SAN  PEDRO,  SUITE  120,  SAN  ANTONIO,  TEXAS         78216
        (Address of principal executive offices)              (Zip Code)


Registrant's  telephone  number,  including  area  code        (210)  249-4100
--------------------------------------------------------------------------------

          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written  communications pursuant to Rule 425 under the Securities Act (17
       CFR  230.425)

[   ]  Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
       CFR  240.14a-12)

[   ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the
       Exchange  Act  (17  CFR  240.14d-2(b))

[   ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under the
       Exchange  Act  (17  CFR  240.13e-4(c))

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Item  3.02  Unregistered  Sales  of  Equity  Securities.

On January 18, 2007, we sold 3,000,000 shares of restricted common stock to Robert D. Evans, an individual investor, for a total offering price of $255,000 under a Stock Purchase Agreement. Mr. Evans is an existing stockholder and also invested in our common stock through a private placement in November 2001. The shares were sold in accordance with Rule 506 of Regulation D under the Securities Act of 1933 (as amended) in that:

-    the sales  were  made  to  an  accredited investor, as defined in Rule 501;

- we gave the purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information which we possessed or could acquire without unreasonable effort or expense that is necessary to verify the accuracy of information furnished;

- at a reasonable time prior to the sale of securities, we advised the purchaser of the limitations on resale in the manner contained in Rule 502(d)2;

- neither we nor any person acting on our behalf sold the securities by any form of general solicitation or general advertising; and

- we exercised reasonable care to assure that the purchaser of the securities is not an underwriter within the meaning of Section 2(a)(11) of the Securities Act of 1933 in compliance with Rule 502(d).

This report contains forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including our ability to implement our business plan, our ability to raise additional funds and manage our substantial debts, consumer acceptance of our products, our ability to broaden our customer base, and other risks described in our reports filed with the Securities and Exchange Commission from time to time. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM  9.01  Financial  Statements  and  Exhibits.

EXHIBIT  NO.     DOCUMENT  DESCRIPTION
------------     ---------------------

    10.1         Stock Purchase  Agreement  between  the  Company and Robert D.
                 Evans, dated January  18,  2007.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Payment Data Systems, Inc.
                                  (Registrant)

Date   January  23,  2007

                                                  /s/  Michael R.  Long
                                                  ---------------------
                                                        (Signature)
                                                  Michael  R.  Long
                                                  Chief  Executive  Officer  and
                                                  Chief  Financial  Officer